UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2015

Date of reporting period:	December 1, 2014 – May 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEMWX

Putnam Emerging Markets Income Fund

Semiannual report 5|31|15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Emerging Markets
Income Fund

Semiannual report
5 | 31 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	12
Your fund’s expenses	14
Terms and definitions	16
Other information for shareholders	17
Financial statements	18

Consider these risks before investing: The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Investors today are weighing multiple factors, including the anticipated first interest-rate increase by the U.S. Federal Reserve in nine years and mixed economic data.

Some market participants believe a potential pullback in the economy could be in store for the United States, as recent economic data indicate a slowdown. Many others, however, believe the slight contraction in gross domestic product in the first quarter may be similar to the winter weather downturn in 2014. Meanwhile, Europe has shown some early signs of recovery in the areas of both growth and inflation, despite ongoing concerns about Greece’s fiscal situation.

For the past seven years, the Fed has undertaken unprecedented measures to stimulate the economy through bond buying and interest-rate cuts. Now, the Fed is planning to raise interest rates, likely by the end of the year. While negative for bonds, a gradual rise in interest rates could potentially be positive for stocks, indicating economic growth and possibilities for higher corporate profits.

International markets, some of which have delivered solid returns in the first several months of 2015, would also be affected by higher interest rates in the United States. You will find in the following pages an update on your fund’s performance as well as a market outlook from your fund’s portfolio manager.

During a time of shifting market environments, it is important for you to consult with your financial advisor to ensure that your portfolio matches your tolerance for risk and investment goals and to make any necessary adjustments.

Putnam’s professional managers pursue consistent strategies and have experience navigating changing market conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio.

As always, thank you for investing with Putnam. We would also like to extend our thanks to Charles Curtis, who has retired from the Board of Trustees, for his many years of dedicated service.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

July 9, 2015

Putnam Emerging Markets Income Fund

Pursuing high current income in emerging-market debt

Putnam Emerging Markets Income Fund invests mainly in the bonds of emerging-market governments and companies. These may include both investment-grade and below-investment-grade securities that are denominated in U.S. dollars or in foreign currencies. The fund may also use derivatives — such as futures, options, warrants, and swap contracts — for hedging purposes and to gain exposure to certain markets, rates, or currencies.

As of May 31, 2015, the fund was invested in the debt securities of more than 40 countries across Asia, Africa, Eastern Europe, and Latin America.

● Country exposures as of May 31, 2015.

Diversification benefits

The most established form of emerging-market debt (EMD) investing — which targets hard-currency debt issued in developed markets — is just one area of potential opportunity. Another is local-currency debt, which is increasingly issued by governments and corporate entities as their local bond markets develop and grow. This growth has helped put EMD on the radar of many investors.

The fund's investment universe

Hard-currency sovereign debt
The most established form of emerging-market debt
Putnam Emerging Markets Income Fund
Corporate debt
Active management in both hard- and local-currency offers significant return opportunities
Local-currency sovereign debt
A newer, growing area of the emerging-market debt universe

Active management

Putnam's veteran fund managers have experience investing in emerging markets using fundamental research and top-down macroeconomic analysis.

Kevin F. Murphy
Portfolio Manager
Putnam Emerging Markets Income Fund

2 Emerging Markets Income Fund

Emerging Markets Income Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 5/31/15

The fund — class A shares before sales charge
Putnam Emerging Markets Income Fund (PEMWX)

Fund's benchmark
Putnam Emerging Markets Income Blended Index (Equal Weighted)*

Fund's Lipper peer group average
Emerging Markets Hard Currency Debt Funds

LIFE OF FUND (since 3/27/13)
-1.55
-0.47
-0.32
1 YEAR
-3.31
-2.51
-1.99
6 MONTHS†
-1.87
-2.00
-0.71

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 12–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*The blended index is equally weighted between the JPMorgan Emerging Markets Bond Index Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index Diversified, and the JPMorgan Government Bond Index — Emerging Markets Global Diversified.

†Returns for the six-month period are not annualized, but cumulative.

4     Emerging Markets Income Fund

Interview with your fund’s portfolio manager

Kevin F. Murphy

The fund slightly outperformed its benchmark during the six-month period ended May 31, 2015. How did you achieve this result?

The fund edged ahead of its custom benchmark, the Putnam Emerging Markets Income Blended Index [Equal Weighted], primarily for a couple of reasons. One factor was the fund’s benchmark-relative overweight to external and local debt; another was its benchmark-relative underweight to emerging-market [EM] currencies, which were generally weak during the period.

How would you describe the investment environment for emerging-market debt [EMD] over the six-month period?

Overall, emerging markets endured a challenging period due to capital outflows. Higher interest rates in developed markets — and expectations for more of the same — led many investors to reallocate their assets away from emerging markets. Broadly considered, higher interest rates can be a challenge for any fixed-income market. But when advanced economies see their interest rates rise, capital tends to flow in, in pursuit of higher yields with lower perceived risks. That dynamic began to play out during the period as the U.S. economy continued to improve and the U.S. Federal Reserve began to prepare markets for an increase in the federal funds rate, potentially later in 2015.

Of the various types of EM investments, stocks bore the brunt of the adverse effects from the capital reallocation, though local debt,

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/15. See pages 4 and 12–14 for additional fund performance information. Index descriptions can be found on pages 16–17.

Emerging Markets Income Fund     5

dollar-denominated debt, and EM currencies all experienced weakness. Having said that, EM government debt performed a little better than U.S. Treasuries, while EM corporate debt wound up in positive territory as bond spreads in this sector tightened and the securities gained in value.

Declines in commodity prices, including oil, reversed course during the period, though weakness remained. How did that affect EMD?

Oil prices did appear to find more solid footing, as did copper prices. Iron ore prices bounced a bit, although we believe the commodity will be in oversupply for the next two years. This gave a number of commodity exporters more flexibility in terms of making debt repayments.

The arrest of the oil price decline particularly helped big oil producers such as Russia — where asset markets have recently performed well despite continued Western sanctions — and Venezuela, both of which had suffered economically from oil’s dramatic price slide beginning in mid-2014. Our position in Russian government debt, as well as our position in quasi-sovereign Russian debt, including debt issued by government-run banks and energy companies, performed well.

More broadly, throughout this commodity price cycle, we would say that EM countries and companies have kept their credit profiles

Global composition

Allocations are shown as a percentage of the fund’s net assets as of 5/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities and interest accruals, if any. Holdings and allocations may vary over time.

6     Emerging Markets Income Fund

“Overall, emerging markets endured
a challenging period due to capital
outflows.”

Kevin Murphy

in decent shape. A useful comparison in this regard is the economic environment in the United States during the financial crisis of 2008. In the wake of that event, the U.S. economy slowed fairly dramatically, and in fact it still has not grown consistently since that time. But since then, the U.S. corporate sector has become much stronger in terms of building cash balances and expanding operating margins — and all of this has happened in the absence of consistently robust growth. We have observed similar dynamics with respect to EM corporates, and we note the resilience of many companies in this segment of EMD during the period.

What is your position with respect to Venezuelan and Argentine debt?

We think there is a high probability that Venezuela may have to restructure its debt in the next 12 to 18 months. The fund held and continues to hold shorter-term Venezuelan debt, maturing in the next year to two years, which we are relatively confident will be repaid. The Venezuelan economy is highly leveraged to the price of oil. If oil rises into the mid-$70s, we think the economy could perform well enough to avoid the disruption

Top 10 holdings

HOLDING (percentage of fund's net assets)	SECURITY TYPE	SECTOR/INDUSTRY
VTB Bank OJSC 144A jr. unsec. sub. FRN 9 1/2s, perpetual maturity (Russia) (2.7%)	Corporate bonds and notes	Financials/Banking
Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s, 2033 (Argentina) (2.3%)	Foreign government and agency bonds and notes	Government/Nation/Sovereign
Turkey (Republic of) unsec. bonds 9s, 2017 (Turkey) (2.2%)	Foreign government and agency bonds and notes	Government/Nation/Sovereign
America Movil SAB de CV sr. unsec. notes 6.45s, 2022 (Mexico) (2.2%)	Corporate bonds and notes	Communication services/ Telecommunications
Sberbank of Russia Via SB Capital SA 144A unsec. sub. notes 5 1/8s, 2022 (Russia) (2.1%)	Corporate bonds and notes	Financials/Financial
Korea Gas Corp. 144A sr. unsec. unsub. notes 6 1/4s, 2042 (South Korea) (2.0%)	Corporate bonds and notes	Utilities and power/Natural gas utilities
Argentina (Republic of) sr. unsec. bonds 8.28s, 2033 (Argentina) (2.0%)	Foreign government and agency bonds and notes	Government/Nation/Sovereign
Brazil (Federal Republic of) sr. unsec. unsub. bonds 5s, 2045 (Brazil) (1.8%)	Foreign government and agency bonds and notes	Government/Nation/Sovereign
Slovenia (Republic of) 144A sr. unsec. bonds 5.85s, 2023 (Slovenia) (1.7%)	Foreign government and agency bonds and notes	Government/Nation/Sovereign
Inter-American Development Bank sr. unsec. unsub. bonds Ser. gMTN, 7.2s, 2018 (Supra-Nation) (1.7%)	Corporate bonds and notes	Government/Supranational

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 5/31/15. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Emerging Markets Income Fund     7

of many of Venezuela’s financial arrangements, at least in the short term. Our view of longer-term debt is not as optimistic. Political turmoil in Venezuela has continued, and polls near period-end appeared to confirm that the ruling party is likely to lose control of the congress in upcoming elections. Should that happen, we believe that a deadlocked political regime may amplify the volatility experienced by Venezuelan bond holders.

We maintained the fund’s position in Argentine debt, and our view of the country’s economic fundamentals and political dynamics remains the same. Major elections are scheduled for the fall of 2015, and we believe that, no matter who wins, the Argentine government will likely work toward negotiating a settlement with holdout creditors. As we have discussed in prior reports, this group includes investors who refused to accept a restructured — and less valuable — form of the country’s debt in the wake of the country’s prior default. Despite the volatility and debt-related risk for Argentina, we continue to believe the country represents a positive long-term value to investors and a positive source of idiosyncratic risk for investors in EMD.

What was the impact of derivatives on the fund’s relative performance?

We used forward currency contracts, which are agreements between two parties to buy

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/15. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

8     Emerging Markets Income Fund

and sell currencies at a set price on a future date, to gain exposures to foreign exchange markets during the period. Due to substantial EM currency weakness and continued U.S. dollar strength, this strategy detracted from absolute returns, but given that the fund was underexposed to currencies relative to the benchmark, the performance drag was less pronounced than it could have been.

The negative performance of the aforementioned strategies was partially offset by other derivatives exposures, particularly our use of futures contracts. We used these instruments to hedge against U.S. Treasury interest-rate risk, which helped relative returns as rates on Treasuries rose and prices fell during the period.

What should bond investors expect as the Greek sovereign debt crisis continues to unfold? Is the fund directly exposed to risks from Greece?

We believe that investors in risk assets, including EMD, should expect volatility, particularly in connection with peripheral and core European government bonds, foreign exchange rates, and European equity markets. The fund has only a small out-of-benchmark position in Greek debt, so we believe problems in Greece do not pose an outsize direct risk to the fund. Having said that, we believe the situation in Greece presents some longer-term risks worth considering, particularly the risk of a more fractured eurozone and European Union, which we believe could have unforeseeable and chaotic effects on global bond and stock markets and could adversely affect the value of the fund’s investments.

What is your outlook for EM debt markets through the remainder of 2015?

Overall, we are cautious about prospects for the asset class in the near term. High-yield markets struggled near the end of the period as Treasuries rose, and that may be a harbinger of difficulty for EMD insofar as

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Emerging Markets Income Fund     9

it represents a segment of the global credit market. As I mentioned, we believe that investors should be prepared for some volatility in the EMD asset class, which could be amplified by continued capital reallocation as the global interest-rate picture changes.

Having said that, we believe that emerging markets are showing nascent signs of behaving more like other credit markets around the world, with a growing long-term investor base, a higher degree of multinational companies, and a higher percentage of investment-grade credits than in the past. We think these factors bode well for EMD as a whole over the longer term.

Thank you, Kevin, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Distribution rate decreased

Putnam Emerging Markets Income Fund decreased its monthly distribution from $0.032 per share to $0.028 per share in February 2015. This decrease was due to the continued decline in interest rates in a variety of global fixed-income markets during a portion of the period.

Portfolio Manager Kevin F. Murphy holds a B.S. from Columbia University. He joined Putnam in 1999 and has been in the investment industry since 1988.

In addition to Kevin, your fund’s portfolio managers are Paul D. Scanlon, CFA, and Michael J. Atkin.

10     Emerging Markets Income Fund

IN THE NEWS

Variation in global bond yields reflects continuing extraordinary conditions. Government bond yields* around the globe vary widely, indicating that the conditions of the post–2008 recession remain a concern for some investors. High-yielding countries include Brazil (12.39%), Greece (11.28%), and Russia (10.67%), while lower- yielding countries include the United States (2.13%), Germany (0.55%), Japan (0.39%), and Switzerland (–0.01%). Inflation, one of the factors that typically influences yields, has remained low in most regions, despite fears that quantitative easing measures undertaken by central banks would stoke price pressures. In the eurozone, the environment has been deflationary, but inflation posted a 0.3% increase in May, from a 0% reading in April. Meanwhile, in the United States, inflation has run persistently below the Fed’s goal of 2% for several years. However, market yields generally appear to reflect investor concern about the safety of their capital given the outlook for relatively low global growth and concerns about geopolitical conflicts, in the case of Russia, and the potential exit from the eurozone, in the case of Greece.

*Source: Eikon. Yield data as of May 27, 2015.

Emerging Markets Income Fund     11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Life of fund	–3.35%	–7.21%	–4.90%	–7.54%	–4.93%	–4.93%	–3.87%	–7.00%	–2.80%
Annual average	–1.55	–3.38	–2.28	–3.53	–2.29	–2.29	–1.79	–3.27	–1.29
1 year	–3.31	–7.18	–4.01	–8.65	–4.04	–4.97	–3.57	–6.70	–3.06
6 months	–1.87	–5.80	–2.22	–7.03	–2.22	–3.18	–2.01	–5.19	–1.74

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

12     Emerging Markets Income Fund

Comparative index returns For periods ended 5/31/15

	Putnam Emerging Markets Income Blended Index (Equal Weighted)†	Lipper Emerging Markets Hard Currency Debt Funds category average*
Life of fund	–1.03%	–0.64%
Annual average	–0.47	–0.32
1 year	–2.51	–1.99
6 months	–2.00	–0.71

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, and life-of-fund periods ended 5/31/15, there were 242, 222, and 150 funds, respectively, in this Lipper category.

†The blended index is equally weighted between the JPMorgan Emerging Markets Bond Index Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index Diversified, and the JPMorgan Government Bond Index — Emerging Markets Global Diversified.

Fund price and distribution information For the six-month period ended 5/31/15

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	6		6	6	6		6
Income	$0.144		$0.113	$0.113	$0.132		$0.156
Capital gains
Long-term	0.032		0.032	0.032	0.032		0.032
Short-term	—		—	—	—		—
Total	$0.176		$0.145	$0.145	$0.164		$0.188
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
11/30/14	$9.18	$9.56	$9.17	$9.18	$9.18	$9.49	$9.18
5/31/15	8.83	9.20	8.82	8.83	8.83	9.13	8.83
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
Current dividend rate [1]	3.81%	3.65%	3.13%	3.26%	3.53%	3.42%	4.08%
Current 30-day SEC yield (with expense limitation) [2,3]	N/A	4.43	3.84	3.85	N/A	4.16	4.85
Current 30-day SEC yield (without expense limitation) [3]	N/A	3.44	2.81	2.82	N/A	3.16	3.82

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which returns would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Emerging Markets Income Fund     13

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Life of fund	–5.12%	–8.92%	–6.71%	–9.30%	–6.64%	–6.64%	–5.55%	–8.62%	–4.56%
Annual average	–2.30	–4.05	–3.03	–4.23	–2.99	–2.99	–2.49	–3.91	–2.05
1 year	–6.52	–10.26	–7.22	–11.70	–7.12	–8.01	–6.66	–9.70	–6.27
6 months	0.46	–3.56	0.04	–4.89	0.15	–0.83	0.42	–2.85	0.62

See the discussion following the fund performance table on page 12 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Net expenses for the fiscal year ended 11/30/14*	1.25%	2.00%	2.00%	1.50%	1.00%
Total annual operating expenses for the fiscal year ended 11/30/14	2.48%	3.23%	3.23%	2.73%	2.23%
Annualized expense ratio for the six-month period ended 5/31/15	1.25%	2.00%	2.00%	1.50%	1.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 3/30/16.

14     Emerging Markets Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2014, to May 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$6.17	$9.86	$9.86	$7.40	$4.94
Ending value (after expenses)	$981.30	$977.80	$977.80	$979.90	$982.60

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2015, use the following calculation method. To find the value of your investment on December 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$6.29	$10.05	$10.05	$7.54	$5.04
Ending value (after expenses)	$1,018.70	$1,014.96	$1,014.96	$1,017.45	$1,019.95

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Emerging Markets Income Fund     15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Emerging Markets Income Blended Index (Equal Weighted) is equally weighted between one-third JPMorgan Emerging Markets Bond Index Global Diversified, one-third JPMorgan Corporate Emerging Markets Bond Index Diversified, and one-third JPMorgan Government Bond Index — Emerging Markets Global Diversified.

S&P 500 Index is an unmanaged index of common stock performance.

16     Emerging Markets Income Fund

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2015, Putnam employees had approximately $504,000,000 and the Trustees had approximately $143,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Emerging Markets Income Fund     17

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18     Emerging Markets Income Fund

The fund’s portfolio 5/31/15 (Unaudited)

CORPORATE BONDS AND NOTES (49.1%)*		Principal amount	Value
Banking (11.7%)
Banco de Credito del Peru/Panama 144A sr. unsec. sub. FRN 6 7/8s, 2026 (Peru)		$50,000	$56,550
Banco de Credito del Peru/Panama 144A sr. unsec. sub. FRN 6 1/8s, 2027 (Peru)		200,000	217,000
Banco do Brasil SA/Cayman 144A jr. unsec. sub. FRB 9 1/4s, perpetual maturity (Brazil)		200,000	197,824
Banco Nacional de Costa Rica 144A sr. unsec. notes 4 7/8s, 2018 (Costa Rica)		200,000	203,500
Caixa Economica Federal 144A sr. unsec. unsub. notes 4 1/4s, 2019 (Brazil)		150,000	149,250
State Bank of India/London 144A sr. unsec. unsub. notes 4 1/8s, 2017 (India)		200,000	208,517
Turkiye Garanti Bankasi AS 144A sr. unsec. unsub. notes 5 1/4s, 2022 (Turkey)		200,000	204,200
VTB Bank OJSC 144A jr. unsec. sub. FRN 9 1/2s, perpetual maturity (Russia)		400,000	367,000
			1,603,841
Basic materials (4.1%)
Cemex SAB de CV 144A company guaranty sr. notes 6 1/8s, 2025 (Mexico)		200,000	201,800
Fibria Overseas Finance, Ltd. company guaranty sr. unsec. notes 5 1/4s, 2024 (Brazil)		150,000	155,265
Mexichem SAB de CV 144A sr. unsec. notes 4 7/8s, 2022 (Mexico)		200,000	210,300
			567,365
Capital goods (0.9%)
Embraer Overseas, Ltd 144A company guaranty sr. unsec. notes 5.696s, 2023 (Brazil)		111,000	118,770
			118,770
Coal (1.0%)
Indo Energy Finance II BV 144A company guaranty sr. notes 6 3/8s, 2023 (Indonesia)		200,000	135,000
			135,000
Communication services (3.7%)
America Movil SAB de CV sr. unsec. notes 6.45s, 2022 (Mexico)	MXN	4,700,000	296,579
Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)		$200,000	207,400
			503,979
Consumer cyclicals (2.2%)
First Cash Financial Services, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2021 (Mexico)		80,000	84,600
Grupo Televisa SAB sr. unsec. unsub. notes Ser. EMTN, 7 1/4s, 2043 (Mexico)	MXN	2,000,000	111,917
Hutchison Whampoa International 14, Ltd. 144A company guaranty unsec. sub. FRB 6s, perpetual maturity (Cayman Islands)		$100,000	106,354
			302,871
Consumer staples (2.4%)
JBS Investments GmbH 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Austria)		200,000	221,340
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)		100,000	105,650
			326,990

Emerging Markets Income Fund     19

CORPORATE BONDS AND NOTES (49.1%)* cont.		Principal amount	Value
Financial (3.2%)
Morgan Stanley sr. unsec. notes 11 1/2s, 2020 (Brazil)	BRL	470,000	$146,919
Sberbank of Russia Via SB Capital SA 144A unsec. sub. notes 5 1/8s, 2022 (Russia)		$325,000	294,125
			441,044
Government (1.7%)
Inter-American Development Bank sr. unsec. unsub. bonds Ser. gMTN, 7.2s, 2018 (Supra-Nation)	IDR	3,160,000,000	233,028
			233,028
Oil and gas (13.2%)
Ecopetrol SA sr. unsec. unsub. bonds 4 1/8s, 2025 (Colombia)		$200,000	189,100
Ecopetrol SA sr. unsec. unsub. notes 7 5/8s, 2019 (Colombia)		50,000	58,339
KazMunayGas National Co., JSC 144A sr. unsec. unsub. notes 6 3/8s, 2021 (Kazakhstan)		200,000	207,836
Lukoil International Finance BV 144A company guaranty sr. unsec. notes 4.563s, 2023 (Russia)		200,000	181,300
Nexen Energy ULC sr. unsec. unsub. notes 6.4s, 2037 (Canada)		100,000	122,706
Pertamina Persero PT 144A sr. unsec. notes 4 7/8s, 2022 (Indonesia)		200,000	206,250
Petrobras Global Finance BV company guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)		200,000	195,100
Petroleos de Venezuela SA company guaranty sr. unsec. notes 5 1/4s, 2017 (Venezuela)		5,000	2,663
Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5 3/8s, 2027 (Venezuela)		50,000	18,100
Petroleos de Venezuela SA 144A company guaranty sr. notes 8 1/2s, 2017 (Venezuela)		243,000	182,231
Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 6s, 2026 (Venezuela)		35,000	13,038
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6 3/8s, 2045 (Mexico)		200,000	216,960
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 5 5/8s, 2046 (Mexico)		35,000	34,632
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 3 1/2s, 2020 (Mexico)		65,000	66,120
Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec. notes 9 3/4s, 2019 (Trinidad)		100,000	117,550
			1,811,925
Real estate (1.5%)
Country Garden Holdings Co., Ltd. 144A company guaranty sr. unsec. unsub. notes 7 1/2s, 2023 (China)		200,000	200,500
			200,500
Transportation (0.8%)
DP World Sukuk, Ltd. 144A unsec. bonds 6 1/4s, 2017 (United Arab Emirates)		100,000	108,300
			108,300
Utilities and power (2.7%)
Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec. unsub. notes 6 7/8s, 2019 (Brazil)		100,000	100,650
Korea Gas Corp. 144A sr. unsec. unsub. notes 6 1/4s, 2042 (South Korea)		200,000	275,648
			376,298
Total corporate bonds and notes (cost $7,202,054)			$6,729,911

20     Emerging Markets Income Fund

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (38.0%)*		Principal amount	Value
Argentina (Republic of) sr. unsec. bonds 8.28s, 2033 (Argentina) (In default) †		$280,408	$274,098
Argentina (Republic of) sr. unsec. unsub. notes Ser. 1, 8 3/4s, 2017 (Argentina) (In default) †		25,000	24,438
Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s, 2033 (Argentina)		364,530	319,146
Bahamas (Commonwealth of) 144A sr. unsec. notes 5 3/4s, 2024 (Bahamas)		200,000	217,214
Brazil (Federal Republic of) sr. unsec. unsub. bonds 5s, 2045 (Brazil)		260,000	241,581
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10 7/8s, 2021 (Argentina)		200,000	204,000
Colombia (Republic of) sr. unsec. notes 4 3/8s, 2023 (Colombia)	COP	300,000,000	107,742
Colombia (Republic of) sr. unsec. unsub. bonds 5s, 2045 (Colombia)		$200,000	197,500
Dominican (Republic of) 144A sr. unsec. notes 5 1/2s, 2025		150,000	152,250
Eskom Holdings SOC, Ltd. 144A sr. unsub. notes 5 3/4s, 2021 (South Africa)		200,000	197,500
Financing of Infrastructural Projects State Enterprise 144A sr. unsec. bonds 9s, 2017 (Ukraine)		200,000	89,000
Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		29,000	29,870
Ghana (Republic of) 144A unsec. notes 7 7/8s, 2023 (Ghana)		130,870	123,345
Hellenic (Republic of) sr. unsec. bonds 4 3/4s, 2019 (Greece)	EUR	198,000	150,332
Hungary (Government of) sr. unsub. notes 6 1/4s, 2020 (Hungary)		$100,000	113,572
Indonesia (Republic of) 144A sr. unsec. notes 5 1/8s, 2045 (Indonesia)		200,000	199,750
Malaysia (Government of) sr. unsec. bonds 3.492s, 2020 (Malaysia)	MYR	675,000	182,525
Peru (Republic of) sr. unsec. bonds 8 3/4s, 2033 (Peru)		$75,000	117,788
Peru (Republic of) 144A sr. unsec. notes 6.9s, 2037 (Peru)	PEN	350,000	110,120
Petroleos Mexicanos 144A GDN company guaranty sr. unsec. unsub. notes 7.65s, 2021 (Mexico)	MXN	11,000	74,336
Philippines (Republic of) sr. unsec. unsub. bonds 6 3/8s, 2034 (Philippines)		$150,000	208,500
Philippines (Republic of) sr. unsec. unsub. bonds 3.95s, 2040 (Philippines)		200,000	210,000
Poland (Republic of) unsec. bonds 5 1/4s, 2020 (Poland)	PLN	500,000	151,903
Russia (Federation of) unsec. bonds 8.15s, 2027 (Russia)	RUB	5,000,000	81,997
Slovenia (Republic of) 144A sr. unsec. bonds 5.85s, 2023 (Slovenia)		$200,000	233,100
South Africa (Republic of) unsec. bonds Ser. 2023, 7 3/4s, 2023 (South Africa)	ZAR	2,000,000	162,350
Turkey (Republic of) sr. unsec. notes 4 7/8s, 2043 (Turkey)		$200,000	190,626
Turkey (Republic of) unsec. bonds 9s, 2017 (Turkey)	TRY	800,000	297,923
Turkey (Republic of) unsec. bonds 6s, 2041 (Turkey)		$200,000	221,000
Ukraine (Government of) 144A sr. unsec. unsub. bonds 6.58s, 2016 (Ukraine)		100,000	46,000

Emerging Markets Income Fund     21

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (38.0%)* cont.	Principal amount	Value
Venezuela (Republic of) sr. unsec. unsub. notes 12 3/4s, 2022 (Venezuela)	$150,000	$73,500
Vietnam (Republic of) 144A sr. unsec. bonds 4.8s, 2024 (Vietnam)	200,000	203,748
Total foreign government and agency bonds and notes (cost $5,958,631)		$5,206,754

SHORT-TERM INVESTMENTS (12.1%)*	Principal amount/shares	Value
Putnam Short Term Investment Fund 0.07% L	Shares 1,637,635	$1,637,635
U.S. Treasury Bills 0.02%, August 13, 2015 #	$15,000	15,000
Total short-term investments (cost $1,652,634)		$1,652,635

TOTAL INVESTMENTS
Total investments (cost $14,813,319)	$13,589,300

Key to holding’s currency abbreviations
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Neuvo Sol
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
USD/$	United States Dollar
ZAR	South African Rand
Key to holding’s abbreviations
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GDN	Global Depository Notes: represents ownership of foreign securities on deposit with a custodian bank
JSC	Joint Stock Company
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2014 through May 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $13,701,454.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $2,976,433 to cover certain derivative contracts.
Debt obligations are considered secured unless otherwise indicated.

22     Emerging Markets Income Fund

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	12.5%
Brazil	10.4
Mexico	9.5
Russia	6.8
Turkey	6.7
Argentina	6.0
Colombia	4.1
Indonesia	4.0
Peru	3.7
Philippines	3.1
South Africa	2.6
Venezuela	2.1
South Korea	2.0
Slovenia	1.7
Supra-Nation	1.7
Austria	1.6
Bahamas	1.6
India	1.5
Kazakhstan	1.5
Jamaica	1.5
Vietnam	1.5
Costa Rica	1.5
China	1.5
Malaysia	1.3
Dominican Republic	1.1
Ghana	1.1
Poland	1.1
Greece	1.1
Ukraine	1.0
Canada	0.9
Trinidad	0.9
Hungary	0.8
United Arab Emirates	0.8
Cayman Islands	0.8
Total	100.0%

FORWARD CURRENCY CONTRACTS at 5/31/15 (aggregate face value $4,222,787) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Mexican Peso	Buy	7/15/15	$85,890	$86,744	$(854)
	Peruvian New Sol	Sell	7/15/15	63,944	64,498	554
Barclays Bank PLC
	Australian Dollar	Sell	7/15/15	41,267	41,019	(248)
	Mexican Peso	Buy	7/15/15	19,621	19,934	(313)
	Singapore Dollar	Sell	8/19/15	85,374	86,765	1,391
	South African Rand	Buy	7/15/15	182,393	183,230	(837)
Citibank, N.A.
	Brazilian Real	Buy	7/2/15	147,601	144,249	3,352
	Mexican Peso	Buy	7/15/15	46,745	47,256	(511)
	Philippine Peso	Buy	8/19/15	43,396	43,418	(22)
	Thai Baht	Buy	8/19/15	259,045	262,532	(3,487)
Credit Suisse International
	Australian Dollar	Buy	7/15/15	43,479	43,235	244
	Euro	Buy	6/17/15	84,256	86,227	(1,971)

Emerging Markets Income Fund     23

FORWARD CURRENCY CONTRACTS at 5/31/15 (aggregate face value $4,222,787) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
	Indian Rupee	Buy	8/19/15	$81,870	$81,501	$369
	Philippine Peso	Buy	8/19/15	15,607	15,585	22
	Singapore Dollar	Sell	8/19/15	85,448	86,839	1,391
Deutsche Bank AG
	Australian Dollar	Sell	7/15/15	41,801	41,781	(20)
	Polish Zloty	Buy	6/17/15	104,451	104,795	(344)
	Romanian Leu	Buy	6/17/15	83,668	84,836	(1,168)
	Turkish Lira	Buy	6/17/15	37,572	40,333	(2,761)
Goldman Sachs International
	Euro	Buy	6/17/15	108,533	110,195	(1,662)
HSBC Bank USA, National Association
	Australian Dollar	Buy	7/15/15	42,182	41,914	268
	Indonesian Rupiah	Buy	8/19/15	274,839	275,784	(945)
	Nigerian Naira	Buy	7/15/15	49,234	45,396	3,838
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/15/15	3,127	3,110	17
	Euro	Sell	6/17/15	170,488	174,508	4,020
	Hungarian Forint	Buy	6/17/15	163,971	168,923	(4,952)
	Indian Rupee	Buy	8/19/15	4,112	4,104	8
	Malaysian Ringgit	Buy	8/19/15	128,188	130,472	(2,284)
	Mexican Peso	Buy	7/15/15	97,271	99,038	(1,767)
	Philippine Peso	Buy	8/19/15	43,396	43,278	118
	Russian Ruble	Buy	6/17/15	105,661	90,614	15,047
	Singapore Dollar	Sell	8/19/15	92,779	93,723	944
Royal Bank of Scotland PLC (The)
	Australian Dollar	Sell	7/15/15	121,894	121,199	(695)
	Singapore Dollar	Sell	8/19/15	9,034	9,185	151
State Street Bank and Trust Co.
	Australian Dollar	Buy	7/15/15	42,182	41,910	272
	Brazilian Real	Buy	7/2/15	154,183	160,132	(5,949)
	Canadian Dollar	Sell	7/15/15	170,356	167,938	(2,418)
	Chilean Peso	Buy	7/15/15	6,981	6,995	(14)
	Colombian Peso	Buy	7/15/15	160,641	157,576	3,065
	Euro	Sell	6/17/15	157,746	161,409	3,663
	Hungarian Forint	Buy	6/17/15	103,533	106,392	(2,859)
	Indonesian Rupiah	Sell	8/19/15	201,409	201,501	92
	Malaysian Ringgit	Buy	8/19/15	51,736	52,730	(994)
	Singapore Dollar	Sell	8/19/15	90,261	91,161	900
	Turkish Lira	Sell	6/17/15	10,693	7,887	(2,806)

24     Emerging Markets Income Fund

FORWARD CURRENCY CONTRACTS at 5/31/15 (aggregate face value $4,222,787) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
UBS AG
	Australian Dollar	Buy	7/15/15	$41,877	$43,504	$(1,627)
	Chilean Peso	Buy	7/15/15	106	107	(1)
	Hungarian Forint	Sell	6/17/15	2,288	2,358	70
	Israeli Shekel	Buy	7/15/15	103	1,503	(1,400)
WestPac Banking Corp.
	Australian Dollar	Buy	7/15/15	41,877	43,464	(1,587)
Total						$(4,700)

FUTURES CONTRACTS OUTSTANDING at 5/31/15 (Unaudited)
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Bond Ultra 30 yr (Short)	6	$961,688	Sep-15	$(10,325)
U.S. Treasury Note 2 yr (Long)	4	875,438	Sep-15	1,180
U.S. Treasury Note 5 yr (Long)	4	478,906	Sep-15	1,836
U.S. Treasury Note 10 yr (Long)	5	638,438	Sep-15	2,060
Total				$(5,249)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Corporate bonds and notes	$—	$6,729,911	$—
Foreign government and agency bonds and notes	—	5,206,754	—
Short-term investments	1,637,635	15,000	—
Totals by level	$1,637,635	$11,951,665	$—

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(4,700)	$—
Futures contracts	(5,249)	—	—
Totals by level	$(5,249)	$(4,700)	$—
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Income Fund     25

Statement of assets and liabilities 5/31/15 (Unaudited)
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $13,175,684)	$11,951,665
Affiliated issuers (identified cost $1,637,635) (Notes 1 and 5)	1,637,635
Interest and other receivables	205,150
Receivable for shares of the fund sold	899
Receivable from Manager (Note 2)	15,984
Receivable for variation margin (Note 1)	828
Unrealized appreciation on forward currency contracts (Note 1)	39,796
Prepaid assets	41,774
Total assets	13,893,731
LIABILITIES
Payable to custodian	24,173
Payable for investments purchased	67,029
Payable for custodian fees (Note 2)	3,660
Payable for investor servicing fees (Note 2)	3,047
Payable for Trustee compensation and expenses (Note 2)	77
Payable for administrative services (Note 2)	46
Payable for distribution fees (Note 2)	4,478
Payable for auditing and tax fees	33,443
Payable for variation margin (Note 1)	4,531
Unrealized depreciation on forward currency contracts (Note 1)	44,496
Other accrued expenses	7,297
Total liabilities	192,277
Net assets	$13,701,454

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$14,976,880
Undistributed net investment income (Note 1)	61,589
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(102,197)
Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(1,234,818)
Total — Representing net assets applicable to capital shares outstanding	$13,701,454
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

26     Emerging Markets Income Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($10,062,361 divided by 1,139,813 shares)	$8.83
	Offering price per class A share (100/96.00 of $8.83)*	$9.20
	Net asset value and offering price per class B share ($90,534 divided by 10,268 shares)**	$8.82
	Net asset value and offering price per class C share ($240,679 divided by 27,252 shares)**	$8.83
	Net asset value and redemption price per class M share ($28,664 divided by 3,246 shares)	$8.83
	Offering price per class M share (100/96.75 of $8.83)†	$9.13
	Net asset value, offering price and redemption price per class Y share ($3,279,216 divided by 371,501 shares)	$8.83
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Income Fund     27

Statement of operations Six months ended 5/31/15 (Unaudited)
INVESTMENT INCOME
Interest (net of foreign tax of $252) (including interest income of $527 from investments in affiliated issuers) (Note 5)	$321,234
Total investment income	321,234
EXPENSES
Compensation of Manager (Note 2)	45,255
Investor servicing fees (Note 2)	8,770
Custodian fees (Note 2)	5,583
Trustee compensation and expenses (Note 2)	291
Distribution fees (Note 2)	13,624
Administrative services (Note 2)	201
Reports to shareholders	7,521
Auditing and tax fees	33,444
Blue sky expense	31,624
Other	1,179
Fees waived and reimbursed by Manager (Note 2)	(70,748)
Total expenses	76,744
Expense reduction (Note 2)	(16)
Net expenses	76,728
Net investment income	244,506

Net realized loss on investments (Notes 1 and 3)	(5,017)
Net realized gain on futures contracts (Note 1)	33,299
Net realized loss on foreign currency transactions (Note 1)	(174,089)
Net unrealized appreciation of assets and liabilities in foreign currencies during the period	44,182
Net unrealized depreciation of investments and futures contracts during the period	(389,245)
Net loss on investments	(490,870)
Net decrease in net assets resulting from operations	$(246,364)

The accompanying notes are an integral part of these financial statements.

28     Emerging Markets Income Fund

	Statement of changes in net assets
	INCREASE IN NET ASSETS	Six months ended 5/31/15*	Year ended 11/30/14
	Operations:
	Net investment income	$244,506	$486,553
	Net realized gain (loss) on investments and foreign currency transactions	(145,807)	18,468
	Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(345,063)	40,026
	Net increase (decrease) in net assets resulting from operations	(246,364)	545,047
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(159,969)	(444,067)
	Class B	(1,131)	(1,972)
	Class C	(2,600)	(7,065)
	Class M	(424)	(1,259)
	Class Y	(47,364)	(42,407)
	From return of capital
	Class A	—	(6,066)
	Class B	—	(28)
	Class C	—	(98)
	Class M	—	(17)
	Class Y	—	(589)
	From net realized long-term gain on investments
	Class A	(34,688)	—
	Class B	(293)	—
	Class C	(677)	—
	Class M	(102)	—
	Class Y	(9,427)	—
	Increase from capital share transactions (Note 4)	1,132,564	2,605,967
	Total increase in net assets	629,525	2,647,446
	NET ASSETS
	Beginning of period	13,071,929	10,424,483
	End of period (including undistributed net investment income of $61,589 and $28,571, respectively)	$13,701,454	$13,071,929
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Income Fund     29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
May 31, 2015**	$9.18	.17	(.35)	(.18)	(.14)	(.03)	—	(.17)	$8.83	(1.87) *	$10,062	.62*	1.91*	6*
November 30, 2014	9.10	.41	.09	.50	(.41)	—	(.01)	(.42)	9.18	5.55	9,988	1.25	4.38	23
November 30, 2013†	10.00	.28	(.95)	(.67)	(.17)	—	(.06)	(.23)	9.10	(6.68) *	9,521	.85*	2.98*	5*
Class B
May 31, 2015**	$9.17	.14	(.35)	(.21)	(.11)	(.03)	—	(.14)	$8.82	(2.22) *	$91	1.00*	1.55*	6*
November 30, 2014	9.09	.32	.11	.43	(.35)	—	—[e]	(.35)	9.17	4.79	71	2.00	3.46	23
November 30, 2013†	10.00	.24	(.96)	(.72)	(.14)	—	(.05)	(.19)	9.09	(7.19) *	19	1.36*	2.57*	5*
Class C
May 31, 2015**	$9.18	.14	(.35)	(.21)	(.11)	(.03)	—	(.14)	$8.83	(2.22) *	$241	1.00*	1.54*	6*
November 30, 2014	9.10	.33	.09	.42	(.34)	—	—[e]	(.34)	9.18	4.74	202	2.00	3.59	23
November 30, 2013†	10.00	.24	(.96)	(.72)	(.13)	—	(.05)	(.18)	9.10	(7.18) *	157	1.36*	2.56*	5*
Class M
May 31, 2015**	$9.18	.16	(.35)	(.19)	(.13)	(.03)	—	(.16)	$8.83	(2.01) *	$29	.75*	1.79*	6*
November 30, 2014	9.10	.39	.09	.48	(.39)	—	(.01)	(.40)	9.18	5.29	29	1.50	4.15	23
November 30, 2013†	10.00	.27	(.95)	(.68)	(.16)	—	(.06)	(.22)	9.10	(6.83) *	20	1.02*	2.87*	5*
Class Y
May 31, 2015**	$9.18	.18	(.34)	(.16)	(.16)	(.03)	—	(.19)	$8.83	(1.74) *	$3,279	.50*	2.05*	6*
November 30, 2014	9.10	.42	.11	.53	(.44)	—	(.01)	(.45)	9.18	5.82	2,782	1.00	4.51	23
November 30, 2013†	10.00	.31	(.96)	(.65)	(.18)	—	(.07)	(.25)	9.10	(6.52) *	707	.68*	3.35*	5*

* Not annualized.

** Unaudited.

† For the period March 27, 2013 (commencement of operations) to November 30, 2013.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
May 31, 2015	0.56%
November 30, 2014	1.55
November 30, 2013	1.51

e  Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

30	Emerging Markets Income Fund	Emerging Markets Income Fund	31

Notes to financial statements 5/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2014 through May 31, 2015.

Putnam Emerging Markets Income Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of emerging market companies and governments. The fund may invest in bonds denominated in U.S. dollars and bonds that are denominated in foreign currencies. Emerging markets include countries in the JPMorgan Emerging Markets Bond Index Global Diversified or that Putnam Management considers to be equivalent to those countries based on its evaluation of their level of economic development or the size and experience of their securities markets. The fund may invest both in investment-grade and below-investment-grade investments (sometimes referred to as “junk bonds”). When deciding whether to buy or sell investments, Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions. Putnam Management may also consider the fundamental characteristics of the particular countries in which the fund invests as well as its views on the currencies of those countries when making investment decisions. The fund invests in currencies directly and through derivatives, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible

32     Emerging Markets Income Fund

for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly

Emerging Markets Income Fund     33

or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $19,067 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of

34     Emerging Markets Income Fund

credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $14,813,319, resulting in gross unrealized appreciation and depreciation of $323,962 and $1,547,981, respectively, or net unrealized depreciation of $1,224,019.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion and
0.645%	of any excess thereafter.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2017, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 1.00% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $3,556 as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments

Emerging Markets Income Fund     35

under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $67,192 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$6,748
Class B	60
Class C	137
Class M	20
Class Y	1,805
Total	$8,770

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $16 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $7, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets

36     Emerging Markets Income Fund

attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$12,141
Class B	427
Class C	985
Class M	71
Total	$13,624

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $277 and no monies from the sale of class A and class M shares, respectively, and received no monies and $7 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$2,392,037	$633,935
U.S. government securities (Long-term)	—	—
Total	$2,392,037	$633,935

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/15		Year ended 11/30/14
Class A	Shares	Amount	Shares	Amount
Shares sold	63,147	$558,220	109,211	$1,031,714
Shares issued in connection with reinvestment of distributions	1,802	15,878	2,601	24,237
	64,949	574,098	111,812	1,055,951
Shares repurchased	(13,429)	(120,511)	(69,981)	(655,154)
Net increase	51,520	$453,587	41,831	$400,797

	Six months ended 5/31/15		Year ended 11/30/14
Class B	Shares	Amount	Shares	Amount
Shares sold	4,374	$39,230	6,777	$62,946
Shares issued in connection with reinvestment of distributions	107	942	208	1,939
	4,481	40,172	6,985	64,885
Shares repurchased	(1,942)	(17,572)	(1,381)	(12,754)
Net increase	2,539	$22,600	5,604	$52,131

Emerging Markets Income Fund     37

	Six months ended 5/31/15		Year ended 11/30/14
Class C	Shares	Amount	Shares	Amount
Shares sold	7,278	$64,374	23,573	$222,332
Shares issued in connection with reinvestment of distributions	371	3,277	764	7,102
	7,649	67,651	24,337	229,434
Shares repurchased	(2,442)	(21,620)	(19,533)	(183,240)
Net increase	5,207	$46,031	4,804	$46,194

	Six months ended 5/31/15		Year ended 11/30/14
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,416	$12,862
Shares issued in connection with reinvestment of distributions	60	526	130	1,206
	60	526	1,546	14,068
Shares repurchased	—	—	(607)	(5,509)
Net increase	60	$526	939	$8,559

	Six months ended 5/31/15		Year ended 11/30/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	106,526	$948,217	286,066	$2,657,340
Shares issued in connection with reinvestment of distributions	1,780	15,689	3,840	35,705
	108,306	963,906	289,906	2,693,045
Shares repurchased	(39,929)	(354,086)	(64,431)	(594,759)
Net increase	68,377	$609,820	225,475	$2,098,286

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	1,013,527	88.9%	$8,949,443
Class B	1,064	10.4	9,384
Class M	1,073	33.1	9,475

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$2,310,172	$1,350,388	$2,022,925	$527	$1,637,635
Totals	$2,310,172	$1,350,388	$2,022,925	$527	$1,637,635

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

38     Emerging Markets Income Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	20
Forward currency contracts (contract amount)	$5,900,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$39,796	Payables	$44,496
Interest rate contracts	Receivables, Net assets — Unrealized appreciation	5,076*	Payables, Net assets — Unrealized depreciation	10,325*
Total		$44,872		$54,821

*Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Futures	Forward currency contracts	Total
Foreign exchange contracts	$—	$(164,735)	$(164,735)
Interest rate contracts	33,299	—	$33,299
Total	$33,299	$(164,735)	$(131,436)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Futures	Forward currency contracts	Total
Foreign exchange contracts	$—	$42,575	$42,575
Interest rate contracts	791	—	$791
Total	$791	$42,575	$43,366

Emerging Markets Income Fund     39

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$828	$—	$—	$—	$—	$828
Forward currency contracts#	554	1,391	3,352	2,026	—	—	4,106	20,154	—	151	7,992	70	—	39,796
Total Assets	$554	$1,391	$3,352	$2,026	$—	$—	$4,106	$20,154	$828	$151	$7,992	$70	$—	$40,624
Liabilities:
Futures contracts§	—	—	—	—	—	—	—	—	4,531	—	—	—	—	4,531
Forward currency contracts#	854	1,398	4,020	1,971	4,293	1,662	945	9,003	—	695	15,040	3,028	1,587	44,496
Total Liabilities	$854	$1,398	$4,020	$1,971	$4,293	$1,662	$945	$9,003	$4,531	$695	$15,040	$3,028	$1,587	$49,027
Total Financial and Derivative Net Assets	$(300)	$(7)	$(668)	$55	$(4,293)	$(1,662)	$3,161	$11,151	$(3,703)	$(544)	$(7,048)	$(2,958)	$(1,587)	$(8,403)
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(300)	$(7)	$(668)	$55	$(4,293)	$(1,662)	$3,161	$11,151	$(3,703)	$(544)	$(7,048)	$(2,958)	$(1,587)

†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

40	Emerging Markets Income Fund	Emerging Markets Income Fund	41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

42     Emerging Markets Income Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Emerging Markets Income Fund     43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44     Emerging Markets Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Emerging Markets Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

SA120
295070 7/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 29, 2015